Changing the course of hematologic malignancies

Corporate Presentation
January 2021

Forward-Looking Statements

Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements, include, without limitation, those regarding: (i) the IMerge Phase 3 clinical trial in lower risk MDS (LR MDS) – that Geron expects to: (a) have top-line results in the second half of 2022, (b) file the NDA for LR MDS in 1H 2023, (c) file the MAA for LR MDS in 2H 2023, and (d) obtain regulatory approval for LR MDS in 2H 2023 for the U.S. and 1H 2024 for the EU; (ii) that Geron expects to have IMpactMF interim and final analyses in 2023-2024; (iii) that imetelstat has shown evidence of and has potential disease-modifying activity, e.g., its impact on malignant cells in LR MDS and improved survival in MF; (iv) that Geron expects that imetelstat has intellectual property and market exclusivity through 2033; (v) that the U.S. revenue potential for imetelstat could exceed: (a) $500 million for LR MDS patients without chromosomal 5q deletion (non-del(5q)), relapsed/refractory to ESAs prior to being treated with lenalidomide or hypomethylating agents (HMAs), and (b) $750 million for Int-2/HR MF patients who are refractory to JAKi treatment; (vi) that Geron expects its cash and investments as of 12/31/20 will be sufficient to fund operations through Phase 3 IMerge top-line results; and (vii) other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to the following: (a) whether Geron overcomes all the potential delays, added expense and other adverse impacts caused by the continuing and evolving effects of the COVID-19 pandemic, and overcomes the clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges in order to meet the expected timelines and planned milestones in (i) and (ii) above; (b) Geron's capital resources as of 12/31/2020 may not be sufficient to fund operations until the expected the Phase 3 IMerge top-line results in 2H 2022; (c) whether regulatory authorities permit the further development of imetelstat on a timely basis, or at all, without any clinical holds; (d) whether imetelstat is demonstrated to be safe and efficacious in clinical trials; (e) whether any future efficacy or safety results may cause the benefit-risk profile of imetelstat to become unacceptable; (f) whether imetelstat actually demonstrates disease-modifying activity in patients; (g) imetelstat may not achieve the revenue potential in (v) above because Geron may not have the expertise to successfully market imetelstat, competition could cause imetelstat not to achieve the revenue potential in (v) above, and/or Geron may not have sufficient funds to successfully commercialize imetelstat; (h) if Geron and imetelstat are unable to maintain intellectual property and market exclusivity through 2033 and have freedom to operate, then imetelstat would likely not achieve the revenue potential in (v) above; (i) If Geron is unable to complete IMerge enrollment in the second quarter of 2021, then it is unlikely to have top-line results in the second half of 2022; and (j) if Geron is unable to raise substantial additional capital before the end of 2022, it may not be able to complete the IMpactMF clinical trial, begin the commercialization of imetelstat for MDS and/or pursue any additional clinical development of imetelstat. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained under the heading "Risk Factors" in Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2020 filed with the Securities and Exchange Commission (SEC). Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Geron's Vision Being Realized

Changing the course of hematologic malignancies by targeting telomerase with imetelstat

2015
Dual NEJM papers: complete and partial responses in ET & MF

plus JAK and CALR molecular responses, suggesting therapeutic activity in the malignant clones underlying the disease

2015-2016
Phase 2 trials initiated

Lower Risk MDS (LR MDS) & Relapsed/Refractory MF (R/R MF)

2017-2019
Compelling Phase 2 clinical results in LR MDS & R/R MF

Meaningful and durable transfusion independence in LR MDS and OS improvement vs. historical controls and RWD in R/R MF

2019-2020
Phase 3 registration trials started

in LR MDS and JAKi-refractory MF

Clinical and regulatory buildout

2020-2021
Strong evidence from Phase 2 for disease modification

Improvement in OS (MF) and marrow fibrosis (MF), and durable transfusion independence (LR MDS) correlate with reduction of mutation burden and cytogenetic abnormalities of malignant clones

NDA/MAA readiness & commercial transition begin

2022-2024
Top-line results for Phase 3 LR MDS expected

2H 2022

Imetelstat LR MDS launch expected

US (2023)

EU (2024)

Interim and final analyses for Phase 3 JAKi-Refractory MF expected

2023-2024

ET – essential thrombocythemia
LR MDS – lower risk myelodysplastic syndromes
R/R MF – myelofibrosis relapsed or refractory to JAK inhibitors
JAKi-refractory MF - JAK inhibitor refractory myelofibrosis
JAK – janus kinas
CALR – calreticulin
OS – overall survival
RWD – real world data

References on slide 31

Geron's Vision Being Realized

Our Mission
To Improve and Extend Patient Lives by Changing the Course of Hematologic Malignancies by Targeting Telomerase

Imetelstat in LR MDS and MF

- Imetelstat MOA provides highly differentiated product profile
- Evidence for disease modification has continued to strengthen in both LR MDS and MF
- Only drug in development to establish correlation of disease modification with durable transfusion independence (LR MDS) and improvement in survival (MF)

Geron Today

- Highly experienced development team with expertise in developing and commercializing therapeutics for hematologic malignancies
- NDA preparations and upgrades of supportive enterprise-level capabilities underway
- Beginning transition to commercial-stage company
- ~$260M in cash and investments at 12/31/20 expected to fund operations through Phase 3 LR MDS top-line results

Geron's Expected Future

- Top-line results Phase 3 LR MDS in 2H 2022
- Imetelstat LR MDS US launch in 2023
- Interim and final analyses for Phase 3 JAKi-Refractory MF in 2023-2024
- Intellectual property/market exclusivity through 2033

Changing the course of hematologic malignancies by targeting telomerase with imetelstat

Hematologic Myeloid Malignancies

Arise from malignant cells with continuously upregulated telomerase



ESSENTIAL THROMBOCYTHEMIA (ET)
platelets (abnormal)
POLYCYTHEMIA VERA (PV)
red blood cells (abnormal)
MYELOFIBROSIS (MF)
collagen and reticulin fibers (fibrosis)
malignant stem cell
telomerase
malignant progenitor cell
telomerase
malignant cells
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
ACUTE MYELOGENOUS LEUKEMIA (AML)
immature white cells

- These disorders are caused by uncontrolled proliferation of malignant stem and progenitor cells in the bone marrow as a result of continuous upregulation of telomerase
- Proliferation of these malignant cells result in dysfunctional blood cells and growth factors (such as cytokines) being produced, which are responsible for the clinical characteristics associated with each of individual hematologic myeloid malignancies
- Short telomere length (TL), high levels of telomerase activity (TA) and high expression of human telomerase reverse transcriptase (hTERT) are correlated with higher risk, disease progression and shorter OS in patients with myeloid malignancies

Imetelstat Impact

Inhibiting uncontrolled proliferation of malignant cells by targeting telomerase



Imetelstat
malignant stem cell
telomerase
malignant progenitor cell
telomerase
malignant cells

- Imetelstat is a competitive telomerase inhibitor developed and 100% owned by Geron; no 3rd party IP obligations
- Imetelstat selectively targets malignant cells with continuously upregulated telomerase, inducing their apoptosis (cell death), and enabling potential recovery of normal hematopoiesis
- First and only telomerase inhibitor in clinical trials to date; 600+ patients treated in Phase 1 and 2 clinical trials

Transformative Potential of Imetelstat

Changing the course of hematologic malignancies



Normalization of platelet count and reduction in mutation burden
ESSENTIAL THROMBOCYTHEMIA (ET)
platelets (abnormal)
Reduction of excess red blood cells
POLYCYTHEMIA VERA (PV)
red blood cells (abnormal)
Improved overall survival; Reduction/depletion of cytogenetic abnormalities and reduction in mutation burden
MYELOFIBROSIS (MF)
collagen and reticulin fibers (fibrosis)
malignant stem cell
telomerase
malignant progenitor cell
telomerase
malignant cells
Imetelstat
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
Durable transfusion independence; Depletion of cytogenetic abnormalities and mutation burden
ACUTE MYELOGENOUS LEUKEMIA (AML)
immature white cells
Anti-leukemic activity in blast-phase MF; prolonged overall survival of AML xenograft models

Data from our Phase 2 trials in LR MDS and MF provide evidence of disease-modifying activity, such as depletion of cytogenetic abnormalities and reduction in key driver mutations of the underlying disease

This activity correlates with clinical benefits, including durable transfusion independence in LR MDS and improvement of overall survival in JAKi-Refractory MF, further supporting potential disease modification

Changing the course of lower risk MDS (LR MDS)

Lower Risk Myelodysplastic Syndromes (LR MDS)

Imetelstat to address significant unmet need with a large market opportunity

Disease Characteristics

- Malignant stem and progenitor cells in the bone marrow lead to **ineffective production** of RBCs, WBCs, and platelets (hematopoiesis)
- Primary clinical presentation is **chronic anemia**
- Patient subgroups include Ring Sideroblast Positive (RS+) and Ring Sideroblast Negative (RS-)

Current Treatment Paradigm

- Initial treatment with erythropoiesis stimulating agents (ESAs) mostly fail after 2+ years
- Patients relapsed/refractory (R/R) to ESAs become RBC transfusion dependent
  - Serial RBC transfusions result in lower quality of life, significant costs, lengthy office visits, iron overload, shorter survival and higher risk of transformation to AML
- Treatment options for R/R ESA patients include:
  - REBLOZYL (luspatercept) labeled for use in RS+ patients only (est. 2020 U.S. sales approx. $250M; peak U.S. sales expected to be approx. $800M)
  - HMAs and lenalidomide

The Unmet Need

- Higher rate of transfusion independence than currently available options
- Durable transfusion independence
- Ability to treat both RS+ and RS- patients
- Disease-modifying therapy

Opportunity*

- ~70% of all MDS patients are lower risk
- >40,000 LR MDS U.S. patients today
- >10,000 LR MDS U.S. patients diagnosed annually
- Imetelstat U.S. annual revenue potential >$500M

*Lower risk MDS patients without chromosomal 5q deletion (non-del(5q)), relapsed/refractory to ESAs prior to being treated with lenalidomide or hypomethylating agents (HMAs)

RBCs, red blood cells; WBCs, white blood cells; AML, acute myeloid leukemia; HMAs, hypomethylating agents

References on slide 31

IMerge Phase 2 Clinical Trial

Key Efficacy and Safety Results

IMerge
ClinicalTrials.gov
(NCT02598661)

Low or Intermediate-1 risk MDS
Non-del(5q)
Transfusion Dependent
Relapsed/refractory to ESAs
(n=38)

→

Imetelstat
7.5mg/kg Q 4 wks

→

Meaning and Durable Transfusion Independence (TI)

≥ 8-week TI: 42%

≥ 24-week TI: 32%

Duration of TI 88 weeks

Broad LR MDS Patient Population with Significant Disease Burden

- Baseline RBC transfusion requirement of ≥4 units over 8-week period during the 16 weeks prior to trial entry
  - Median transfusion burden of enrolled patients 8 units/8 weeks
- Both RS+ and RS- MDS subgroups permitted

Disease-Modifying Activity and Safety Results

- Evidence of disease-modifying activity through reduction of mutation burden and cytogenetic abnormalities
- Safety profile consistent with previous imetelstat clinical trials in hematologic myeloid malignancies
  - No new safety signals identified
  - Most frequent adverse events were manageable and reversible cytopenias

Key Imetelstat Efficacy Results in LR MDS

Breadth (RS+/RS-), depth (RBC-TI Rate) and durability of response

IMerge Phase 2		MEDALIST[1] - Phase 3**	
Imetelstat		Luspatercept	Placebo
38	No. of patients	153	76
Non-del(5q) R/R to ESAs	Target patient population	Non-del(5q) R/R to ESAs	
RS+ and RS-	**MDS ring sideroblast (RS) subgroups**	**RS+ only**	
8 (4-14)	**Median baseline transfusion burden** **# units/8 weeks (range)**	**5 (2-20)** **66 (29%) < 4U / 8 wks**	
42% (16/38)	≥8-week RBC-TI rate, % (n)	48% (73/153)	16% (12/76)
42% (16/38)	**≥8-week RBC-TI rate, % (n)** **Patients with baseline transfusion burden ≥ 4 units / 8 weeks**	**32% (34/107)**	7% (4/56)
32% (12/38)	**≥24-week RBC-TI rate, % (n)**	**Not reported/assessed**	
29% (11/38)	**≥1-year RBC-TI rate, % (n)**	**Not reported/assessed**	
88 weeks	**Median duration of RBC-TI**	**31 weeks**	14 weeks
Disease-modifying activity	Decrease in SF3B1; decrease in cytogenetic abnormalities	Not reported/assessed	

[1] Comparative MEDALIST Phase 3 data provided for informational purposes only and should not be relied upon as demonstrative or indicative of imetelstat's potential in LR MDS. There are several limitations when comparing results from an open-label Phase 2 trial to a blinded, placebo-controlled Phase 3 trial with a significantly greater patient population; in addition, luspatercept is an approved treatment with a relatively benign safety profile.

** MEDALIST sponsor – Celgene/Acceleron

geron

References on slide 31

Phase 2 IMerge Results: Disease-Modifying Activity Evidence

Reductions in key MDS mutation correlate with higher rate and durability of transfusion independence

IMerge
ClinicalTrials.gov (NCT02598661)

Imetelstat led to SF3B1 VAF reductions



60%
50%
40%
30%
20%
10%
0%
% SF3B1 VAF
E622D
K700E*
R625C*
K700E*
R625C
K700E
K700E*
H662Q*
R625L*
K666R
K700E*
Baseline
Post-imetelstat

* Remaining on treatment as of 4 Feb 2020

8-wk TI responders had greater reduction of SF3B1 VAF compared to 8-wk TI non-responders



60%
50%
40%
30%
20%
10%
0%
Mean % VAF reduction of SF3B1
47.7%
21.4%
8-Wk TI
No 8-Wk TI

Percent SF3B1 VAF Reduction vs Longest TI Duration



20
0
−20
−40
−60
−80
−100
SF3B1 VAF Reduction (%)
0
50
100
150
Longest Transfusion-Free Interval (weeks)

TI = transfusion independence   VAF = variant allele frequency   SF3B1 = acquired spliceosome mutation occurring in cells of malignant clonal origin

SF3B1 is a mutation associated with malignant stem and progenitor cells

- 11 of 38 patients had SF3B1 detected at baseline and had paired post-treatment mutation data available
- 9 of these 11 patients achieved 8-Wk TI

geron

References on slide 31

Imetelstat in LR MDS*

Highly differentiated therapy designed to address current unmet need

High Rates of Transfusion Independence (TI)

42% of patients achieved 8-week TI and 68% achieved hematologic improvement (HI-E)

Durability of Transfusion Independence

29% of patients were transfusion free for ≥1 year

Median duration of TI was 88 weeks

Broad Efficacy Across Patient Subtypes

Both RS+ and RS-

High and very high transfusion-burdened patients

Evidence of Disease-Modifying Activity

Reduction of SF3B1, as well as reduction in cytogenetic abnormalities, suggest impact on malignant cells; these reductions correlate with transfusion independence

Durability of TI and increase in hemoglobin of > 3g/dL in 75% of TI responders suggest impact on malignant cells underlying the disease and provide evidence for potential recovery of normal hematopoiesis

*Imetelstat target patient population is non-del(5q) lower risk MDS patients relapsed/refractory (R/R) to ESAs

IMerge Phase 3 Clinical Trial Enrolling

IMerge
ClinicalTrials.gov (NCT02598661)

Low or Intermediate-1 risk MDS
Non-del(5q)
Transfusion Dependent
Relapsed/refractory to ESAs
(n=170)

2:1

Imetelstat
7.5mg/kg every 4 weeks
(n ~115)

Placebo
(n ~55)

Primary endpoint:
Red Blood Cell (RBC) Transfusion Independence (TI) ≥8 weeks

Key secondary endpoints:
RBC-TI ≥24 weeks;
time to and duration of RBC-TI;
hematologic improvement (HI);
patient reported outcomes (PROs)

Similar to Phase 2 Trial with Placebo Arm Added

- Same target population, including both RS+ and RS- patient groups
- Same imetelstat starting dose and schedule
- Same primary and secondary endpoints

Expected Timing

- Completion of enrollment in 2Q 2021
- Top-line results in 2H 2022

Changing the course of MF

Int-2/High-Risk Myelofibrosis
Imetelstat to address significant unmet need with a large market opportunity

Disease Characteristics

- Malignant stem and progenitor cell proliferation give rise to malignant megakaryocytes, bone marrow fibrosis and **impaired hematopoiesis**
- **Splenomegaly:** normal blood production shifts to other organs, such as the spleen, which can cause the spleen to enlarge
- **Symptoms:** fever, weight loss, night sweats
- **Fibrosis:** thought to be induced by inflammatory cytokines produced by megakaryocytes originating from malignant progenitor cells

Current Treatment Paradigm for Int-2/HR MF

- Janus kinase inhibitors (JAKi) are the only approved therapies in the U.S. (ruxolitinib and fedratinib); JAKi have contributed to relief from symptoms and splenomegaly but they are insufficient for long-term remission and do not significantly modify the natural course of the disease
- ~50% patients discontinue ruxolitinib within 3 years and 75% within 5 years
- Poor survival of 14-16 months for patients who discontinue ruxolitinib

The Unmet Need

- Therapies that can extend survival
- Treatment options for patients who are refractory to JAKi therapy
- Disease-modifying therapy
- Non-JAKi mechanism of action

Opportunity*

- ~70% of all MF patients are Int-2 or HR
- >12,500 Int-2/HR MF patients in the U.S.
- >2,100 Int-2/HR MF patients diagnosed each year in the U.S.
- Imetelstat U.S. annual revenue potential >$750M

* Int-2/HR MF patients who are refractory to JAKi treatment

References on slide 31

IMbark Phase 2 Clinical Trial

IMbark
ClincialTrials.gov (NCT02426086)

Intermediate-2 or High-Risk MF

Relapsed/refractory to JAK inhibitors (JAKi)*

→ **Imetelstat** 9.4 mg/kg every 3 weeks (n=59)

→ **Imetelstat** 4.7 mg/kg every 3 weeks (n=48)

→

Co-primary endpoints:
Spleen response rate and symptom response rate

Key secondary endpoints:
CR, PR, CI and anemia response per 2013 IWG-MRT criteria; overall survival (OS)

Key exploratory endpoints:
Cytogenetic and molecular responses

* Patients must have had worsening of splenomegaly-related abdominal pain at any time after the start of JAKi therapy and EITHER:
- No reduction in spleen volume or size after 12 weeks of JAKi therapy, OR
- Worsening splenomegaly at any time after the start of JAKi therapy documented by:
  - Increase in spleen volume from nadir by 25% measured by MRI or CT, or
  - Increase in spleen size by palpation

First Trial in Relapsed/Refractory MF Patient Population

- Objective and rigorous definition of target patient population
- Enrolled patients had high disease burden, including poor prognosis subtypes, such as triple negative MF, high molecular risk and unfavorable cytogenetics
- Assessed dose-related efficacy and safety and confirmed dose selection for Phase 3 development

IMbark Phase 2 Efficacy Results

Dose-dependent impact on OS, reduction in fibrosis and reduction in driver disease mutations

IMbark
ClincialTrials.gov (NCT02426086)

Clinical Benefits	4.7 mg/kg (N = 48)	9.4 mg/kg (N = 59)
Median OS, months (95% CI)	**19.9 (17.1, 33.9)**	**28.1 (22.8, 31.6)**
Reduction in bone marrow fibrosis , n/N (%)	**4/20 (20.0%)**	**16/37(43.2%)**
≥ 25% Reduction in VAF of JAK2, CALR or MPL , n/N (%)	**1/18 (5.6%)**	**8/19 (42.1%)**
Symptom Response at week 24 (TSS reduction ≥50%), n (%)	**3 (6.3%)**	**19 (32.2%)**
Spleen Response at week 24 (SVR ≥35% by IRC), n (%)	0	6 (10.2%)
Spleen Response at week 24 (SVR ≥10% by IRC), n (%)	0	22 (37%)
Transfusion independence of 12 weeks, n/N (%)	2/14 (14.3%)	3/12 (25.0%)

CALR = calreticulin gene, CI = confidence interval, JAK = Janus kinase, IWG-MRT = International Working Group – Myeloproliferative Neoplasms Research and Treatment, MPL = thrombopoietin receptor gene, OS = overall survival, PFS = progression free survival, SVR = spleen volume reduction, TSS = total symptom score, VAF = variant allele frequency

Safety profile consistent with previous imetelstat clinical trials in hematologic myeloid malignancies

- No new safety signals identified
- Most frequent adverse events were manageable and reversible cytopenias

References on slide 31

IMbark Phase 2 Efficacy Results
Improvement in OS in imetelstat treated MF patients

IMbark
ClincialTrials.gov (NCT02426086)

IMbark Phase 2 Data: Imetelstat 4.7 vs. 9.4 mg/kg



Survival probability
1.00
0.75
0.50
0.25
0.00
0 6 12 18 24 30 36 42 48 54
Months From First Dose Adminstration
Number at risk
Imetelstat 4.7 MG/KG 48 39 35 28 17 13 8 4 0 0
Imetelstat 9.4 MG/KG 59 53 46 42 30 21 14 9 2 0
Imetelstat 4.7 MG/KG
Imetelstat 9.4 MG/KG

RWD BAT vs. Imetelstat 9.4 mg/kg



Kaplan–Meier Curves (Unweighted) for Naive Comparison
Survival probability
1.00
0.75
0.50
0.25
0.00
0 6 12 18 24 30 36 42 48 54 60
Time
Number at risk
Moffit 36 22 13 9 8 6 5 4 2 2 2
IMTELSTAT 9.4 MG/KG 57 52 47 42 35 17 3 2 2 1 1

Improvement in Overall Survival

- 28 mos median OS in Int-2/High-risk R/R MF patients treated with 9.4mg/kg Imetelstat compares favorably to historical controls of 14-16 mos and 12 mos from Real World Data (RWD) analyses of best available therapy (BAT)

geron

References on slide 31

IMbark Phase 2 Efficacy Results

Improved OS in poor prognosis triple-negative (TN) and high molecular risk (HMR) patients

ClincialTrials.gov (NCT02426086)

Improved survival in TN MF patients treated with 9.4 mg/kg imetelstat



Censored
Non-TN
TN
Survival probability
Time in study (months)
No. at Risk
41 36 30 28 19 11 8 5 1 0 Non-TN
16 15 14 14 10 9 5 3 0 TN

Improved survival in HMR patient treated with 9.4 mg/kg imetelstat



CENSORED
4.7 mg/kg
9.4 mg/kg
Survival probability
Time in study (months)
Log-rank Test P-value: 0.1948
No. at Risk
36 28 25 20 12 9 6 3 0 4.7 mg/kg
35 32 27 24 15 9 6 4 1 0 9.4 mg/kg

geron

References on slide 31

IMbark Phase 2 Results: Disease-Modifying Activity Evidence

Dose-dependent reduction in key MF driver mutations correlate with clinical outcomes

IMbark

ClincialTrials.gov (NCT02426086)

Dose-dependent reduction in key MF driver mutations



% of pts had >=25% VAF reduction
120%
100%
80%
60%
40%
20%
0%
0.0%
31.3%
50.0%
100.0%
0.0%
100.0%
5.6%
42.1%
JAK2
CALR
MPL
Any of 3 genes
4.7 mg/kg
9.4mg/kg

Higher spleen and symptom response and fibrosis improvement in patients with reductions in key MF driver mutations



Response rate
60%
50%
40%
30%
20%
10%
0%
12.5%
3.0%
31.3%
24.2%
54.4%
25.0%
Spleen response
Symptom response
BM fibrosis improvement
Achieved ≥20% VAF reduction
Did not achieved ≥20% VAF reduction

Improved OS in patients with reductions in key MF driver mutations



CENSORED
No
Yes

≥20% VAF reduction	Median OS (mo) (95% CI)	HR (95% CI)
Yes	31.6 (21.5, -)	0.512 (0.238, 1.100)
No	22.8 (17.1, 31.6)	

References on slide 31

geron

IMbark Phase 2 Results: Disease-Modifying Activity Evidence
Improved bone marrow fibrosis correlates with improved survival

ClincialTrials.gov (NCT02426086)

- Dose related improvement in bone marrow fibrosis
- Patients with bone marrow fibrosis stable or improvement had lower risk of death than those who had worsening bone marrow fibrosis

	4.7 mg/kg	9.4 mg/kg
Bone marrow fibrosis improvement, n/N (%)	4/20 (20.0%)	16/37(43.2%)



improvement
stable
vs worse
0.1
1
10

	N	Deaths	%	Hazard Ratio	Lower CI	Upper CI	P-value
improvement	20	12	60.0%	0.37	0.14	0.98	0.0443
stable	29	19	65.5%	0.46	0.18	1.17	0.1036
vs worse	8	7	87.5%				

No. at Risk: 57 pts with baseline and at least one post-baseline bone marrow fibrosis assessment irrespective of dose

- Bone marrow fibrosis was assessed by central pathology laboratory and graded by European Consensus method, including evaluation of reticulin and collagen changes
- Fibrosis improvement was defined as a decrease in fibrosis by ≥1 grade

Imetelstat in Int-2/High-Risk Myelofibrosis*

Highly differentiated therapy designed to address current unmet need

Improvement in Overall Survival

28.1 mos. median OS in Int-2/High-Risk MF patients relapsed/refractory to JAKi compares favorably to historical controls of 14-16 mos. and 12 mos. from RWD analyses of best available therapy (BAT)

Efficacy Across Patient Subtypes

Benefits across poor prognostic subtypes, such as triple negative and HMR patients

Improvement in Symptoms

32% of patients achieved symptom response (≥50% reduction in TSS from baseline) at 24 wks; 52% of patients achieved symptom response at any time

Non-JAKi Treatment Option

JAKi have contributed to relief from symptoms and splenomegaly, but they are insufficient for long-term remission and do not significantly modify the natural course of the disease

Evidence of Disease-Modifying Activity

Reduction/depletion in cytogenetic abnormalities and reduction of key MF mutations (e.g., JAK2, CALR, MPL) correlated with clinical outcomes, including improved survival

Improvement of bone marrow fibrosis correlated with improved survival

*Imetelstat target patient population is Int-2/HR MF patients who are refractory to JAKi treatment; all data cited references 9.4 mg/kg dosing arm in IMbark

IMpactMF Open for Enrollment
First and only Phase 3 trial in MF with OS as primary endpoint

IMpactMF
ClincialTrials.gov (NCT0457615)

Intermediate-2 or High-Risk MF

Refractory to JAK inhibitors (JAKi)*

2:1

Imetelstat
9.4 mg/kg every 3 weeks
(n~214)

Best Available Therapy (BAT)
Excluding JAKi
(n~106)

Primary endpoint:
Overall survival (OS)

Key secondary endpoints:
Symptom response; spleen response; patient reported outcomes (PROs)

* Defined as: inadequate spleen or symptom response after treatment with JAK inhibitor (JAKi) for $\geq$ 6 months, including an optimal dose of JAKi for at least 2 months

Trial Aimed to Address the Unmet Need in the JAKi-Refractory MF Patient Population

- JAKi treatments do not significantly modify the course of the disease, resulting in disease progression
- Insufficient options for patients upon JAKi failure (refractory)
- Powered (>85%) to detect statistically significant difference in OS between treatment arms; interim alpha spend (<0.01)
- Regulatory clearance obtained for trial design
- Objective and rigorous definition of target patient population

Interim and Final Analyses Expected in 2023 - 2024

- Interim Analysis planned after >70% of Final Analysis events have occurred
- Final Analysis planned after >50% of events have occurred

Transition to commercial-stage company

NDA/MAA Readiness Plans for Imetelstat in Lower Risk MDS


NDA/MAA Filings 2023*
Regulatory Clearance of IMerge Trial Design
US & EU Orphan Drug and US Fast Track Designations
CMC Process Validation 2021 - 2022
2021: commence long lead activity to validate drug substance and drug product manufacturing processes
NDA/MAA Prep 2021-2022
2021: outline contents; commence drafting; implement e-filing systems
2022: finalize nonclinical and CMC content; conduct pre-NDA/MAA meetings with health authorities
Top-Line Results 2H 2022*

geron

* Expected timing based on current planning assumptions, subject to ongoing COVID pandemic and other risks

Stage-Gated Commercial Enterprise Build



2021 Launch Imperatives
1. Prepare the Product
2. Prepare the Market
3. Prepare the Organization
Integrated U.S. Commercial Organization Established
U.S. Commercial Team Expansion
Execute US "go-to-market" strategy
EU Commercialization Strategy finalized
Establish Commercial Leadership (Access, Medical Affairs, Marketing and Sales)
Build HR & IT, CMC and Supply & Distribution infrastructure to support launch
2020
2021
2022
2023-2024
TLR LR MDS (2H 2022*)
LR MDS NDA (1H 2023*)
LR MDS MAA (2H 2023*)
Imetelstat LR MDS US Approval (2H 2023*)
Imetelstat LR MDS EU Approval (1H 2024*)
Investment in Launch Preparations

geron

* Expected timing based on current planning assumptions, subject to ongoing COVID pandemic and other risks; assumes 6-month priority review in the US and EU

Geron's Vision Being Realized

Our Mission
To Improve and Extend Patient Lives by Changing the Course of Hematologic Malignancies by Targeting Telomerase

Imetelstat in LR MDS and MF

- Imetelstat MOA provides highly differentiated product profile
- Evidence for disease modification has continued to strengthen in both LR MDS and MF
- Only drug in development to establish correlation of disease modification with durable transfusion independence (LR MDS) and improvement in survival (MF)

Geron Today

- Highly experienced development team with expertise in developing and commercializing therapeutics for hematologic malignancies
- NDA preparations and upgrades of supportive enterprise-level capabilities underway
- Beginning transition to commercial-stage company
- ~$260M in cash and investments at 12/31/20 expected to fund operations through Phase 3 LR MDS top-line results

Geron's Expected Future

- Top-line results Phase 3 LR MDS in 2H 2022
- Imetelstat LR MDS US launch in 2023
- Interim and final analyses for Phase 3 JAKi-Refractory MF in 2023-2024
- Intellectual property/market exclusivity through 2033

geron

For questions, please email investor@geron.com

Geron Corporation (Nasdaq: GERN)

References

Slide 3

- Steensma et al, JCO 2021
- EHA 2020: Platzbecker U, et al
- EHA 2020: Mascarenhas J, et al
- ASH 2020: Mascarenhas J, et al
- EHA 2019: Kuykendall A., et al
- ASH 2018: Mascarenhas J, et al

Slide 4

- Steensma et al, JCO 2021
- ASH 2020: Mascarenhas J, et al

Slide 6

- Briatore, et al. Cancer Biol Ther 2009
- Kishtagari and Watts. Ther Adv Hematol 2017
- Wang, et al. Int J Lab Hematol 2010

Slide

- Company data

Slide 8

- Baerlocher et al, NEJM 2015
- Tefferi et al, NEJM 2015
- ASH 2018: Mascarenhas et al
- EHA 2020: Mascarenhas J, et al
- ASH 2020: Mascarenhas J, et al
- Steensma et al, JCO 2021
- Company data
- ASH 2016: Bruedigam et al

Slide 10

- SEER
- Greenberg 2012 Revised IPSS MDS
- Platzbecker, Treatment of MDS 2019 Blood
- Cogle, Curr Hematol Malig Rep; 2015
- Greenberg, et al, Blood 1997
- Acceleron Q3 2020 investor call transcript
- Company estimates and Geron proprietary market research

Slide 11

- Steensma et al, JCO 2021

Slide 12

- Steensma et al, JCO 2021
- ASH 2019: Fenaux P, et al
- Fenaux P, et al; NEJM 2020 Supplementary Appendix

Slide 13

- EHA 2020: Platzbecker U, et al
- Steensma et al, JCO 2021

Slide 14

- EHA 2020: Platzbecker U, et al
- Steensma et al, JCO 2021

Slide 17

- Kuykendall et al, Ann Hematol 2018
- Newberry et al, Blood 2017
- Schieber at al, Blood Cancer Journal 2019
- Decision resources
- Company estimates

Slide 19

- ASH 2018: Mascarenhas J, et al
- EHA 2020: Mascarenhas J, et al

Slide 20

- EHA 2020: Mascarenhas J, et al
- EHA 2019: Kuykendall A., et al

Slide 21

- ASH 2020: Kiladjian JJ, et al
- ASH 2020: Mascarenhas J, et al

Slide 22

- ASH 2020: Mascarenhas J, et al

Slide 23

- EHA 2020: Mascarenhas J, et al
- ASH 2020: Mascarenhas J, et al

Slide 24

- EHA 2020: Mascarenhas J, et al
- EHA 2019: Kuykendall A., et al
- Kuykendall et al, Ann Hematol 2018
- Newberry et al, Blood 2017
- ASH 2018: Mascarenhas J, et al
- Schieber at al, Blood Cancer Journal 2019

Slide 25

- Schieber at al, Blood Cancer Journal 2019